UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 2, 2020

ALTIMAR ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-823945 (Commission File Number)	98-1554235 (I.R.S. Employer Identification Number)

40 West 57th Street 33rd Floor New York, NY (Address of principal executive offices)	10019 (Zip Code)

(212) 287-6767 Registrant’s telephone number, including area code
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one‑third of one redeemable warrant	ATACU	New York Stock Exchange
Class A Ordinary Shares included as part of the units	ATAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ATACW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b‑2 of the Securities Exchange Act of 1934.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.
Altimar Acquisition Corporation, a Cayman Islands exempted company (“Altimar” or the “Company”) has executed a non-binding letter of intent with Owl Rock Capital Group, LLC, a Delaware limited liability company (“Owl Rock”), and Neuberger Berman Group LLC, a Delaware limited liability company (“Neuberger”) with respect to a potential transaction, which if consummated would result in combining certain portions of the asset management businesses of the Dyal Capital Partners division of Neuberger (“Dyal”) and Owl Rock as a publicly listed company (the “Potential Business Combination”).  The parties are in exclusive negotiations in connection with the Potential Business Combination, which remains in its preliminary stages and is subject to, among other things, continuing due diligence of the parties, the negotiation and execution of  definitive agreements providing for the Potential Business Combination and the satisfaction of the closing conditions included therein, including the approval of the transaction by the Company’s shareholders and regulatory requirements, approvals and consents.  There can be no assurances that the parties will enter into definitive agreements relating to the Potential Business Combination or that, even if such agreements are entered into, that the Potential Business Combination will be consummated.

Additional Information and Where to Find It
If a legally binding definitive agreement is entered into, a full description of the terms of the transaction will be provided in a proxy statement for the stockholders of the Company (the “Transaction Proxy Statement”), to be filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company urges investors, stockholders and other interested persons to read, when available, the preliminary Transaction Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about Altimar, Owl Rock, Dyal and the transaction. The definitive Transaction Proxy Statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed transaction.

Investors and security holders of the Company are advised to read, when available, the preliminary Transaction Proxy Statement and definitive Transaction Proxy Statement, and any amendments thereto, because these documents will contain important information about proposed transaction. The definitive Transaction Proxy Statement will be mailed to the Company’s stockholders of record as of a record date to be established for the special meeting of stockholders relating to the proposed transaction. Stockholders will also be able to obtain copies of the Transaction Proxy Statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Altimar Acquisition Corporation, 40 West 57th Street, 33rd Floor, New York, NY 10019.

Forward Looking Statements
Certain statements made in this Current Report on Form 8-K, and oral statements made from time to time by representatives of the Company are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the Potential Business Combination and expectations regarding the combined business are “forward looking statements.”  In addition, words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to enter into a definitive agreement with respect to the Potential Business Combination or to complete the contemplated transactions with Owl Rock and Dyal; matters discovered by Owl Rock, Dyal, Neuberger or the Company as they complete their respective due diligence investigation of the other; the risk that the approval of the stockholders of the Company for the potential transaction is not obtained; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of funds available in the Company’s trust account following any redemptions by the Company stockholders; the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; and those factors discussed in the Company’s prospectus, dated October 22, 2020 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Participants in the Solicitation
The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company will be set forth in a Transaction Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation
The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  December 2, 2020

ALTIMAR ACQUISITION CORPORATION

By:	/s/ Tom Wasserman
Name:	Tom Wasserman
Title:	Chief Executive Officer

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